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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
FIRST MARINER BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, May 7, 2002, AT 7:45 A.M.
at
FIRST MARINER BANCORP
1801 S. Clinton Street
Baltimore, Maryland 21224

        The Annual Meeting of Stockholders of First Mariner Bancorp, a Maryland corporation, will be held on May 7, 2002, at 7:45 a.m., local time, at First Mariner Bancorp, 1801 S. Clinton Street, Baltimore, Maryland 21224 to consider and vote upon:

        1.    The election of five directors, to serve until the Annual Meeting of Stockholders to be held in 2005, and until their successors are duly elected and qualified.

        2.    To approve the Company's 2002 Stock Option Plan.

        3.    To consider and act on a stockholder proposal regarding the separation of the positions of Chairman of the Board and Chief Executive Officer.

        4.    Any other matters that may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 1, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy and return it to our transfer agent, American Stock Transfer & Trust Company, in the enclosed postage-paid return envelope. You may revoke your Proxy at any time prior to or at the meeting by voting at the meeting or by timely and proper delivery prior to the meeting of a duly executed later-dated proxy.

        You are cordially invited to attend the meeting in person.

                      By Order of the Board of Directors,

                      Eugene A. Friedman
                      SECRETARY

April 5, 2002

FIRST MARINER BANCORP
1801 South Clinton Street
Baltimore, Maryland 21224

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, May 7, 2002 AT 7:45 A.M.

SOLICITATION AND REVOCATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of First Mariner Bancorp (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on May 7, 2002 at First Mariner Bancorp, 1801 S. Clinton Street, Baltimore, Maryland 21224. The proxy is revocable at any time prior to or at the Meeting by voting at the Meeting or by timely and proper delivery prior to the Meeting of a duly executed later-dated proxy. In addition to solicitation by mail, proxies may be solicited by officers, directors and employees of the Company who will not be specifically compensated for soliciting such proxies. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to beneficial owners of the common stock of the Company registered in names of nominees. This proxy material is being sent to the Company's stockholders on or about April 5, 2002.

OUTSTANDING SHARES AND VOTING RIGHTS

        Stockholders of record at the close of business on April 1, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the close of business on that date, there were outstanding and entitled to vote 5,374,872 shares of common stock, $.05 par value ("Common Stock"), each of which is entitled to one vote.

        The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of a majority of all shares voted at the Meeting is sufficient to carry motions presented with respect to Proposals One, Two and Three described in this Proxy Statement. An abstention or broker non-vote is included for purposes of determining the presence or absence of a quorum for the transaction of business but is not included in calculating votes cast with respect to the Proposals. The Company designates individuals to serve as the Inspectors of Elections for purposes of tallying shares voted who will be present at the Meeting.

        All proxies will be voted as directed by the stockholder on the proxy card. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

  •
  FOR the nominees for directors named below.

  •
  FOR the approval of the Company's 2002 Stock Option Plan.

  •
  AGAINST the stockholder proposal to separate the positions of Chairman of the Board and Chief Executive Officer.

  •
  If other matters are properly presented at the meeting, persons named as the proxies will have discretion to vote on those matters according to their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock; (ii) each of the Company's directors and director nominees; and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted below, the persons named in the table have sole investment powers with respect to each of the shares reported as beneficially owned by such person. Except as otherwise noted, the address of each person named below is the address of the Company.

Name and Address	Number of Shares	Percent of Class(1)
Edwin F. Hale, Sr. (2)	1,197,597	20.06%
Barry B. Bondroff (3)	51,196	0.95%
Edith B. Brown (4)	2,333	0.04%
Rose M. Cernak (5)	41,526	0.77%
Joseph A. Cicero (6)	81,139	1.50%
Howard Friedman (7)	28,433	0.53%
Bruce H. Hoffman (8)	71,625	1.33%
George H. Mantakos (9)	77,094	1..42%
Jay J.J. Matricciani (10)	50,139	0.93%
James P. O'Conor (11)	39,712	0.74%
John J. Oliver, Jr. (12)	583	0.01%
Patricia Schmoke, MD (13)	532	0.01%
Hanan Y. Sibel (14)	42,408	0.79%
Leonard Stoler (15)	53,423	0.99%
Michael R. Watson (16)	451	0.01%
All directors and executive officers as a group (16 persons)(17)	1,034,237	29.07%
Jeffrey L. Gendell(18)	432,700	8.05%
237 Park Avenue Suite 900 New York, New York 10012

(1)
Includes shares of Common Stock subject to options and warrants held by the named individual which are exercisable as of or within 60 days of the Record Date.

(2)
Includes 2,530 shares in his Individual Retirement Account; also includes warrants to purchase 408,839 shares and options to purchase 195,332 shares.

(3)
Includes 37,408 shares in his Individual Retirement Account, 6,279 shares held jointly with his wife, and 420 shares owned by his son in which he may be deemed to have beneficial ownership; also includes warrants to purchase 3,666 shares and options to purchase 3,385 shares.

(4)
Includes 1,000 shares owned by her husband in which she may be deemed to have beneficial ownership and options to purchase 333 shares.

(5)
Includes 11,000 shares held jointly with her husband, 4,000 shares owned by her husband in his Individual Retirement Account in which she may be deemed to have beneficial ownership, 3,500 shares held by Olde Obrycki's Crab House, Inc., of which she is the owner, and 100 shares owned by her granddaughter in which she may be deemed to have beneficial ownership; also includes warrants to purchase 3,666 shares and options to purchase 1,543 shares.

(6)
Includes options to purchase 39,000 shares.

(7)
Includes 10,444 shares owned by his son and 10,444 shares owned by his daughter in which he may be deemed to have beneficial ownership; also includes options to purchase 333 shares.

(8)
Includes 18,050 shares held jointly with his wife and 3,430 shares held in an Individual Retirement Account for his wife in which he may be deemed to have beneficial ownership; also includes warrants to purchase 3,666 shares and options to purchase 1,752 shares.

(9)
Includes 4,400 shares held in an Individual Retirement Account and 1,100 shares held jointly with his wife; also includes warrants to purchase 5,500 shares and options to purchase 38,216 shares.

(10)
Includes 22,000 shares held jointly with his wife, 11,200 shares held in an Individual Retirement Account, and 11,000 shares held by Matro Properties, of which he is a partner; also includes warrants to purchase 3,666 shares and options to purchase 2,218 shares.

(11)
Includes warrants to purchase 11,000 shares and options to purchase 1,532 shares.

(12)
Includes options to purchase 483 shares.

(13)
Includes options to purchase 432 shares.

(14)
Includes 26,100 shares held jointly with his wife, warrants to purchase 3,666 shares and options to purchase 1,642 shares.

(15)
Includes warrants to purchase 5,500 shares and options to purchase 1,323 shares.

(16)
Includes options to purchase 416 shares.

(17)
Includes warrants to purchase 449,169 shares and options to purchase 295,773 shares.

(18)
Represents shared power to vote or direct the vote of the shares and shared power to dispose of or direct the disposition of the shares with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Tontine Overseas Associates, L.L.C.

Proposal One:
ELECTION OF DIRECTORS

        The Board proposes the election of the five directors named below, to hold office for a three year term until the Annual Meeting of Stockholders to be held in the year 2005 and until the election and qualification of their successors. All of the nominees are currently directors of the Company. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms in accordance with the Company's Charter and By-Laws. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors. The Board of Directors of the Company recommends that stockholders vote FOR election of all nominees.

        Information concerning the persons nominated for election and for those directors whose term of office will continue after the Meeting is set forth below.

Nominees for Election as Directors

Term to Expire in 2002

Name	Age	Director Since
Edwin F. Hale, Sr.	55	1995
Barry B. Bondroff	53	1995
Bruce H. Hoffman	54	1995
James P. O'Conor	73	1995
Patricia Schmoke, MD	48	1999

        Edwin F. Hale, Sr.    is Chairman and Chief Executive Officer of the Company and of First Mariner Bank (the "Bank"). He also is Chairman and Chief Executive Officer of Hale Trans, Inc., the parent company of Hale Intermodal Transport Co., a private Baltimore-based trucking and shipping company which he founded in 1975. He is also the Chairman of the Baltimore Blast Corp., an indoor soccer franchise. Mr. Hale is the former Chairman of the Board and Chief Executive Officer of Baltimore Bancorp, which is now Wachovia Corporation.

        Barry B. Bondroff    has been the managing officer of Grabush, Newman & Co., P.A. a certified public accounting firm, since 1982. Mr. Bondroff is a member of the American Institute of Certified Public Accountants, and is a former member of the Board of Directors of Baltimore Bancorp.

        Bruce H. Hoffman    is the Senior Vice President with Gilbane Contractors, a building company. He had previously served as the executive director of the Maryland Stadium Authority from 1989 until 1999. He is a former member of the Board of Directors of Baltimore Bancorp.

        James P. O'Conor    has served as chairman and chief executive officer of O'Conor, Piper & Flynn, a real estate brokerage company, since 1984. He is a former member of the Board of Directors of Baltimore Bancorp.

        Patricia Schmoke, MD    is a practicing pediatrician.

Continuing Directors

Term to Expire in 2004

Name	Age	Director Since
Edith B. Brown	68	1998
Rose M. Cernak	71	1995
George H. Mantakos	59	1994
Michael R. Watson	59	1998

        Edith B. Brown    is an independent consultant providing marketing services. She previously served as the Director of Public and Community Relations at Centre Management, a sports and entertainment arena, since 1979.

        Rose M. Cernak    has been the owner and president of Olde Obrycki's Crab House, Inc. since 1995. Prior thereto, Ms. Cernak acted as a general manager and vice president of Obrycki's. She is a former member of the Board of Directors of Baltimore Bancorp.

        George H. Mantakos    is Executive Vice President of the Company, and the President of the Bank. Mr. Mantakos previously served as President of the Company and Chief Executive Officer for the

Bank. Prior thereto, Mr. Mantakos was a founder and organizer of Maryland Bank, FSB, the predecessor of the Bank.

        Michael W. Watson    is the President of the American Pilots Association. He was the former President of the Association of Maryland Pilots.

Term to Expire in 2003

Name	Age	Director Since
Joseph A. Cicero	57	1996
Howard Friedman	36	1999
Jay J.J. Matricciani	60	1995
John J. Oliver, Jr.	56	1997
Hanan Y. Sibel	70	1995
Leonard Stoler	71	1995

        Joseph A. Cicero    is the President of the Company and Chief Operating Officer of the Bank. Mr. Cicero was Maryland Area President of First Union Bank during 1996 and Maryland Area President for First Fidelity Bank from November, 1994 to December, 1995. Prior thereto, he was Executive Vice President and Chief Financial Officer and Director of Baltimore Bancorp from January, 1992 to November, 1994.

        Howard Friedman    has been the Chairman of Circa Capital, since 1997. From 1987 to 1997 he was the Publisher and CEO of Whitemark Press, Inc.

        Jay J.J. Matricciani    has served as president of The Matricciani Company, a utility and paving contractor, since 1992. He is also a partner of Matro Properties, a heavy equipment rental company.

        John J. Oliver, Jr.    is the CEO and Publisher of the Afro-American Newspapers.

        Hanan Y. Sibel    is the chief executive officer of Sibel Enterprises and Vice President of Nyberg & Assoc. He had previously served as Chairman/CEO of MAI-Chaimson, Inc., a food distribution company.

        Leonard Stoler    has been the owner and president of Len Stoler Inc., an automobile dealership, since 1968.

Director Emeritus

        We currently have one director emeritus. Melvin S. Kabik, formerly a director of the Company, reached mandatory retirement age in 2001 and was appointed as a director emeritus.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. During 2001, the Board of Directors met eleven times, the Audit Committee met four times, and the Compensation Committee met two times. With the exception of Michael Watson, each director attended at least 75% or more of all meetings of the Board of Directors and committees of the Board on which he or she served.

        The Executive Committee of the Board of Directors serves as the Nominating Committee. The Executive Committee consists of Edwin F. Hale, Sr. (Chairman), Barry B. Bondroff, Joseph A. Cicero, Bruce H. Hoffman, Michael Watson, Jay J.J. Matricciani and George H. Mantakos. In its capacity as the Nominating Committee, the Executive Committee selects qualified persons as nominees for election by the stockholders to the Company's Board of Directors. Its recommendations are presented to the Board of Directors at regularly scheduled meetings. The Executive Committee will also consider those recommendations by stockholders which are submitted in writing to the Secretary of the Corporation, giving the recommended candidates name, biographical data and qualifications. The Executive Committee met one time in 2001.

        The Audit Committee of the Board of Directors consists of Michael R. Watson (Chairman), Barry B. Bondroff and Jay J.J. Matricciani, each of whom is independent consistent with Nasdaq's independent director and audit committee listing standards. The Audit Committee meets with management and independent accountants to review financial results and the quarterly and annual reports, discuss the financial statements, the auditor's independence and accounting methods, and recommend and review with such accountants and management the internal accounting procedures and controls. The Audit Committee is responsible for recommending to the Board the selection of the independent public accountants and also reviews, considers and makes recommendations regarding proposed related party transactions, if any. The Audit Committee acts under a written charter first adopted by the Board in 2000.

        The Compensation Committee of the Board of Directors consists of Barry B. Bondroff (Chairman), James P. O'Conor, and Hanan Y. Sibel. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements.

DIRECTOR COMPENSATION

        Non-employee directors receive fees for their services, and are reimbursed for expenses incurred in connection with their service as directors. Non-employee directors received $500 for each Board meeting attended and $200 for attending the meeting of the Bank's Loan Committee. Non-employee directors also receive a yearly grant of stock options to purchase 500 shares of common stock and are granted stock options to purchase 100 shares of common stock for each committee meeting they attend. Each committee chairman receives options to purchase 150 shares of common stock for each committee meeting he attends. Directors receive no other compensation for attending meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, are required to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of any securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company's directors, executive officers and beneficial owners of greater than 10% of the Company's

Common Stock made all required filings during the fiscal year ended December 31, 2001 except that year-end reports on Form 5 for Edwin F. Hale, Sr. (covering one option grant), Joseph A. Cicero (covering one option grant), Mark A. Keidel (covering one option grant), George H. Mantakos (covering one option grant), Edith B. Brown (covering one option grant), Rose M. Cernak (covering one option grant), Howard Friedman (covering one option grant), Michael R. Watson (covering one option grant), Leonard Stoler (covering one option grant), Barry B. Bondroff (covering four option grants), Bruce H. Hoffman (covering two option grants), Jay Matricciani (covering four option grants), John Oliver, Jr. (covering two option grants), Hanan Y. Sibel (covering two option grants), James O'Conor (covering two option grants), and Patricia Schmoke (covering two option grants) were filed late.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and to any other executive officer of the Company or the Bank who received compensation in excess of $100,000 during any of the last three fiscal years of the Company.

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(1)		Securities Underlying Options	All Other Compensation(2)
Edwin F. Hale, Sr. Chairman of the Board and Chief Executive Officer of the Company and the Bank	2001 2000 1999	$ $ $	275,000 250,000 250,000	$ $ $	110,000 100,000 100,000	$ $ $	12,357 10,220 12,238	40,000 10,000 130,000	$ $ $	2,625 1,346 2,500
Joseph A. Cicero President of the Company and Chief Operating Officer of the Bank	2001 2000 1999	$ $ $	195,000 175,000 175,000	$ $ $	0 15,000 25,000	$ $ $	0 0 0	15,000 7,500 60,000	$ $ $	2,971 1,737 2,500
George H. Mantakos Executive Vice President of the Company and President of the Bank	2001 2000 1999	$ $ $	150,000 125,000 125,000	$ $ $	20,000 30,000 45,000	$ $ $	7,827 7,827 4,139	10,000 5,000 40,000	$ $ $	2,426 2,025 2,062
Mark A. Keidel (3) Chief Financial Officer of the Company and the Bank	2001 2000 1999	$ $ $	110,000 57,692 0	$ $ $	7,000 0 0	$ $ $	0 0 0	5,000 3,000 0	$ $ $	1,801 0 0

(1)
The amount disclosed represents car lease payments made by the Company on behalf of Mr. Hale and Mr. Mantakos, respectively.

(2)
The amount disclosed represents matching funds under the Company's 401(k) plan.

(3)
Mr. Keidel began employment on June 5, 2000. His annual salary was $100,000 in 2000.

Option Grants in Last Fiscal Year

        Options granted to the executive officers named in the above Summary Compensation Table during 2001 are set forth below:

	Individual Grants
			Percent of Total Options/SARs Granted To Employees In Fiscal Year
	Number of Securities Underlying Option/SARs Granted (#)(1)					Grant Date Value
Name				Exercise or Base Price ($/S)	Expiration Date	Grant Date Present Value ($)(2)
Edwin F. Hale, Sr.	40,000	(3)	40.82%	$5.50	01/23/11	$169,200
Joseph A. Cicero	15,000	(3)	15.31%	$5.50	01/23/11	$63,450
George H. Mantakos	10,000	(3)	10.20%	$5.50	01/23/11	$42,300
Mark A. Keidel	5,000	(3)	5.10%	$5.50	01/23/11	$21,150

(1)
Options granted in the year ended December 31, 2001 were issued under the 1998 Stock Option Plan.

(2)
This value is calculated by utilizing the Modified Black-Scholes American option pricing model assumes a 5.29% risk-free interest rate, 10 year expected life, 65% expected volatility of the stock and 0% expected dividend yield on the stock.

(3)
These options were granted on January 23, 2001. One-third of the options are exercisable on the date of the grant, one-third are exercisable on the first anniversary of the date of the grant, and one-third are exercisable on the second anniversary of the date of the grant.

Aggregated Option Exercises In Last Fiscal Year and
Fiscal Year End Option Values

        No stock options were exercised by the executive officers named in the Summary Compensation Table during 2001. The following table sets forth certain information regarding unexercised options held by the named executive officers as of December 31, 2001:

	Aggregate Fiscal Year-End Option Values
	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name
	Exercisable		Unexercisable		Exercisable	Unexercisable
Edwin F. Hale, Sr.	162,000	(2)	30,000	(6)	$86,332	$109,383
Joseph A. Cicero	26,500	(3)	12,500	(7)	$37,130	$45,437
George H. Mantakos	29,216	(4)	8,333	(8)	$25,562	$30,292
Mark A. Keidel	3,667	(5)	4,333	(9)	$11,920	$15,110

(1)
Represents the total gain which would be realized if all in-the-money options held at December 31, 2001 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 2001 of $9.16.

(2)
The exercise price of these options is $9.09 per share with respect to 132,000 of these options, $8.6875 per share with respect to 10,000 of these options, $5.625 per share with respect to 6,667 of these options and $5.50 per share with respect to 13,333 of these options.

(3)
The exercise price of these options is $9.09 per share with respect to 16,500 of these options, $5.625 per share with respect to 5,000 of these options, and $5.50 per share with respect to 5,000 of these options.

(4)
The exercise price of these options is $9.09 per share with respect to 22,550 of these options, $5.625 per share with respect to 3,333 of these options, and $5.50 per share with respect to 3,333 of these options.

(5)
The exercise price of these options is $5.625 with respect to 2,000 of these options and $5.50 per share with respect to 1,667 of these options.

(6)
The exercise price of these options is $5.625 per share with respect to 3,333 options and $5.50 with respect to 26,667 of these options. In 2000, Mr. Hale voluntarily surrendered and the Company cancelled 120,000 options at an exercise price of $11.75 per share.

(7)
The exercise price of these options is $5.625 per share with respect to 2,500 of these options and $5.50 with respect to 10,000 of these options. In 2000, Mr. Cicero voluntarily surrendered and the Company cancelled 60,000 options at an exercise price of $11.75 per share.

(8)
The exercise price of these options is $5.625 per share with respect to 1,666 of these options and $5.50 with respect to 6,667 of these options. In 2000, Mr. Mantakos voluntarily surrendered and the Company cancelled 40,000 options at an exercise price of $11.75 per share.

(9)
The exercise price of these options is $6.25 per share with respect to 1,000 of these options and $5.50 per share with respect to 3,333 of these options.

Employment Arrangements and Agreements

        The Bank has a key man life insurance policy on Mr. Hale in the amount of $10,000,000.

        The Company and the Bank are parties to an Employment Agreement with George H. Mantakos dated May 1, 1995, pursuant to which Mr. Mantakos is employed as the President of the Bank. The agreement provides for an annual salary of $125,000 which may be adjusted on the anniversary date of the agreement to an amount to be approved by the Board of Directors. Mr. Mantakos is entitled to participate in any management bonus plans established by the Bank and to receive all benefits offered to employees. Mr. Mantakos will, at the discretion of the Chairman, have the opportunity to receive a bonus in a maximum amount of $20,000 per year. The Compensation Committee is empowered to grant a larger bonus to Mr. Mantakos. Mr. Mantakos receives the use of an automobile provided by the Bank. The term of the Employment Agreement is one year, expiring May 1, 2002 and, if not terminated within 90 days of its termination date, is automatically renewed for one additional year, provided, however, that the Board of Directors of the Bank may terminate the agreement at any time. In the event of involuntary termination for reasons other than gross negligence, fraud or dishonesty (or in the event of the material diminution of or interference with Mr. Mantakos' duties, or a change of control of the Bank), the Bank is obligated to pay Mr. Mantakos his salary through the remaining term plus additional severance equal to the then current annual salary, but not less than $110,000. In such event, Mr. Mantakos is permitted to exercise all options, and warrants held by him, and the Company is obligated to purchase all of the Common Stock owned by Mr. Mantakos at the time of the involuntary termination and all of the Common Stock owned by him after he exercises all of his options and warrants.

Change in Control Agreements

        The Compensation Committee recently recommended that the Company enter into change in control agreements with 11 of its officers. These agreements would provide for a payment to each officer of a multiple (ranging from 1 to 2.99) of his or her salary and bonus upon the occurrence of either a change in control that results in the loss of employment or a significant change in his or her employment. The Company has not yet entered into such agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the Board consists of Messrs. Bondroff, O'Conor and Sibel, who are non-employee directors and have no interlocking relationship or insider participation as defined by the Securities and Exchange Commission.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The objectives of the Company's management compensation policy are to attract and retain the best available executive officers; to motivate them to achieve the goals set forth in the Company's business plan; to link executive and stockholder interest through equity-based compensation; and to provide a compensation package that recognizes the executive's contribution, as well as the Company's performance, measured by both short-term and long-term achievements.

        The management compensation policy and the general compensation policies of the Company are established by the Compensation Committee of the Board (The "Compensation Committee"). The Compensation Committee formulates the compensation policy and specific compensation levels for executive officers and administers the Company's stock option plans. Each member of the Compensation Committee is a non-employee director. From time to time, the Compensation Committee retains independent compensation consultants to work on its compensation matters. The Board of Directors approves the recommendations of the Compensation Committee.

Compensation of Chief Executive Officer

        The Compensation Committee believes that the compensation of the Chief Executive Officer, Edwin F. Hale, Sr., should be based largely upon corporate performance relative to the Company's business plan. In setting Mr. Hale's salary and bonus, the Compensation Committee considered the key role Mr. Hale plays in the development and expansion of the Company, its substantial growth, the increase in public awareness of the Company and the development of commercial and consumer business of the Bank.

        During the tenure of Mr. Hale's leadership, the Company has realized remarkable growth and increased profitability. Total assets, loans and deposits have grown at average compound annual growth rates of 50%, 51% and 52% respectively, and the Company has grown to the seventh largest publicly traded bank holding company headquartered in Maryland. Profits in 2001 were a record for the Company, totaling $2,304,000, up 260% from $640,000 in 2000, and more than double that of any year in the Company's history. Growth in assets and loans has far exceeded industry averages, and asset quality has remained solid with net chargeoffs as a percentage of average loans of just .12% since 1995.

        Mr. Hale has been an integral part of the Company's sales and marketing efforts, actively participating in the Company's marketing strategies and serving as spokesman in the Company's radio and television advertising. Through Mr. Hale's efforts, the Company now enjoys name recognition of 88% in the Baltimore Metropolitan area based on an independent market research study.

        Mr. Hale has also been a critical factor in the Company's success in raising capital to support its continued growth. Mr. Hale's banking experience and credibility in the capital market has been instrumental in successful capital raising efforts in 1995, 1998, and most recently during the fourth quarter of 2001.

        The Compensation Committee also reviews competitive data regarding compensation levels and practices. The Compensation Committee set Mr. Hale's base compensation for the fiscal year 2001 at $275,000, a 10% increase over his 2000 base salary. Mr. Hale received no salary increase in 2000 over his salary in 1999. Mr. Hale received a bonus of $110,000 for 2001 based on the performance of the Bank, including exceeding budgeted net income targets and successfully completing of the secondary common stock offering during a very difficult period in the fourth quarter of 2001.

        Mr. Hale also received stock options in 2001. In an effort to link more strongly the interests of the Company with that of its stockholders, the Company granted Mr. Hale an option to purchase 40,000 shares of Common Stock at the market price on the date the option was granted.

Compensation of Other Executive Officers

        Recommendations regarding the base salary of the Executive Officers, other then the Chief Executive Officer, are made to the Compensation Committee by the Chief Executive Officer and either approved or modified by the Compensation Committee. The recommendation as to the bonus paid to each Executive Officer is based upon a review of the performance of these officers during the prior year by the Chief Executive Officer and includes the factors described in the preceding section on compensation of the Chief Executive Officer. The Compensation Committee concurred with the recommendations made by the Chief Executive Officer.

        Mr. Cicero, Mr. Mantakos and Mr. Keidel were granted options to purchase 15,000, 10,000 and 5,000 shares, respectively, in 2001.

SUBMITTED BY THE COMPENSATION COMMITTEE OF FIRST MARINER
BANCORP BOARD OF DIRECTORS

Barry B. Bondroff, Chair
James P. O'Conor
Hanan Y. Sibel

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of the Company is comprised of three independent directors (as independence is defined in the National Association of Securities Dealers' listing standards). The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Board of Directors has adopted a charter for the Audit Committee (the "Charter") to set forth its responsibilities.

        As required by the Charter, the Audit Committee received and reviewed the report of Stegman & Company regarding the results of their audit, as well as the written disclosures and the letter from Stegman & Company required by Independence Standards Board Standard No. 1. The Audit Committee reviewed and discussed the audited financial statements with the management of the Company. A representative of Stegman & Company also discussed with the Audit Committee the independence of Stegman & Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Stegman & Company included the following:

  •
  Stegman & Company's responsibilities in accordance with generally accepted auditing standards;

  •
  The initial selection of, and whether there were any changes in, significant accounting policies or their application;

  •
  Management's judgments and accounting estimates;

  •
  Whether there were any significant audit adjustments;

  •
  Whether there were any disagreements with management;

  •
  Whether there was any consultation with other accountants;

  •
  Whether there were any major issues discussed with management prior to Stegman & Company's selection;

  •
  Whether Stegman & Company encountered any difficulties in performing the audit;

  •
  Stegman & Company's judgments about the quality of the Company's accounting principles;

  •
  Stegman & Company's responsibilities for information prepared by management that is included in documents containing audited financial statements.

        Based on its review of the financial statements and its discussions with management and the representative of Stegman & Company, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF FIRST MARINER
BANCORP BOARD OF DIRECTORS

Michael R. Watson, Chair
Barry B. Bondroff
Jay J.J. Matricciani

PERFORMANCE GRAPH

        The following graph compares the performance of the Company's Common Stock, since its 1996 initial public offering, with the performance of a broad market index and a nationally-recognized industry standard assuming in each case both an initial $100 investment on December 31, 1996 and reinvestment of dividends as of the end of the Company's fiscal years. The Company has selected the Nasdaq Market Index as the relevant broad market index because prices for the Company's Common Stock are quoted on Nasdaq National Market. Additionally, the Company has selected the Nasdaq Bank Index as the relevant industry standard. In the previous fiscal year, the Company included the Middle Atlantic Bank Index as the industry peer group index. The Company has elected to replace the Middle Atlantic Bank Index with the Nasdaq Bank Index because the Nasdaq Bank Index is a more standardized, reliable and less fluid source of data and the Middle Atlantic Bank Index was heavily weighted towards institutions with large market capitalization. However, given the short history of the Company's operations and its rapid growth, the Company believes no truly appropriate comparative index exists. The performance of the Middle Atlantic Bank Index is presented for comparative purposes as required by applicable securities regulations and will not be provided in the future.

	Period Ending

	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

First Mariner Bank	100.00	123.08	110.53	69.81	33.85	77.51

Middle Atlantic Bank (prior index)	100.00	153.90	145.02	121.35	127.77	119.78

NASDAQ Market Index	100.00	122.47	172.72	320.97	193.12	153.12

NASDAQ Bank Index (new index)	100.00	167.41	166.33	159.89	182.38	197.44

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has had in the past, and expects to have in the future, banking transactions in the ordinary course of business with directors and executive officers on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other unaffiliated persons and, in the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features. Also included in our portfolio are loans outstanding from the Company to Edwin F. Hale, Sr. in the aggregate amount of $2.65 million at December 31, 2001, which loans do not involve more than the normal risk of collectibility and bear interest and are collateralized on terms prevailing for comparable transactions.

        In November 1997 the Company entered into a lease with Hale Properties, L.L.C., a limited liability company wholly owned by Edwin F. Hale, Sr., CEO of the Company, for premises in Baltimore City, Maryland on which are located the headquarters and executive offices of the Company and the Bank and a full service branch bank. The Company pays annual rent of $554,000 of which $519,000 is allocated for 38,830 square feet of office and $35,000 is allocated for 1,170 square feet of Bank branch space and drive-up banking and customer parking facilities.

        The Company maintains an operations facility at 1516 Baylis Street, Baltimore, Maryland. The Bank occupies approximately 23,000 square feet of office space and 6,000 square feet of storage space at 4500 Fait Avenue, both of which are leased from Edwin F. Hale, Sr. Annual rent is approximately $231,000 for the office space and $32,000 for the storage space.

        The Company sponsors the activities of the Baltimore Blast, a professional soccer team owned by Edwin F. Hale, Sr. The Company pays approximately $141,000 for a sponsorship package which includes printed material and Company banners displayed at Baltimore Blast games and prize giveaways. The Company has a letter of credit with the Baltimore Blast in the amount of $100,000 that is secured by cash.

Proposal Two
PROPOSAL TO ADOPT 2002 STOCK OPTION PLAN

        The Board of Directors adopted the First Mariner Bancorp 2002 Stock Option Plan (the "2002 Plan") on January 22, 2002 subject to approval by the Company's shareholders at the Annual Meeting.

PURPOSE OF THE PLAN

        The purpose of the Plan is to further the interests of the Company and its subsidiaries by providing incentives for directors, executive officers, key employees and consultants of the Company who may be designated for participation in the Plan, and to provide additional means of attracting and retaining competent personnel. The Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in employment.

DESCRIPTION OF THE PLAN

        The following general description of certain features of the Plan is qualified in its entirety by reference to the Plan, which is attached as Attachment A.

Administration and Eligibility of Participants

        The Plan is administered by the Compensation Committee. The Committee is authorized to determine and designate from time to time those employees of the Company to whom options are to be granted. All directors, officers, employees and consultants of the Company who have demonstrated significant management potential, or who have contributed or have the capacity for contributing in a substantial measure to the successful performance of the Company, or who have excelled in their performance on behalf of the Company, all as determined by and in the sole and absolute discretion of the Committee, are eligible to participate in the Plan.

Shares Subject to the Plan and Adjustments

        The Plan provides for the reservation of up to 250,000 shares of Common Stock, par value $.05 per share ("Shares") for issuance upon the exercise of options granted under the Plan. Shares may be newly issued, or may be purchased by the Company in the open market or in private transactions. If an option expires or is terminated, the shares that were subject to the unexercised portion of the option shall be available for future options granted under the Plan. The number of Shares covered by each outstanding option, and the number of Shares that have been authorized for issuance under the Plan but as to which no options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an option, as well as the price per Share covered by each such outstanding option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock.

Granting of Options

        Options may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may only be granted to employees of the Company. The exercise price of each share subject to an option shall be fixed by the Committee and stated in each option agreement; provided, however, that the exercise price of any option intended to be an "incentive stock option" shall not be less than the fair market value of a share on the date the option is granted; provided, however, if at the time the option is granted the participant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), then the option price shall be not less than 110% of the fair market value of the Shares on the date the option is granted. In determining the fair market value of the Shares, the Committee shall use the closing price of the shares as quoted on the Nasdaq Stock Market. The aggregate market value (as determined as of the date of grant) of the Shares for which any optionee may be awarded incentive stock options are first exercisable by such optionee during any calendar year may not exceed $100,000.

        The granting of an option to a participant takes place only when a written and executed option agreement containing the terms and conditions of the option is executed by the Company and the participant and delivered to the participant.

Terms of Options and Exercise of Options

        The Plan was effective as of January 22, 2002 and has a 10 year term. Each option granted under the Plan shall expire on the 10th anniversary of the date, provided, however than an option granted to a 10% Shareholder shall have a term of five years. In the event of the termination of an optionee's employment or other relationship with the Company, other than for cause or by reason of death or permanent and total disability, all unexercised vested options will terminate, be forfeited and will lapse unless such options are exercised by the employee within three months after the optionee's relationship with the Company or its subsidiary is terminated or a shorter period as the Committee may determine from time to time. Unexercised options immediately lapse upon termination for cause, and unexercised vested options are exercisable for one year after death or disability.

        An option shall be deemed exercised when the Company receives (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the option, and (ii) full payment for the Shares with respect to which the option is exercised. Payment of the exercise price may be made (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the fair market value of the Shares on the date of exercise equals the aggregate exercise price for the Shares purchased and, in the case of Shares acquired upon exercise of an option, have been owned by the participant for more than six months on the date of exercise, (iii) by promissory note, or (iv) by any other payment arrangement agreed to by the Committee in writing, or any combination of the foregoing agreed to by the Committee.

        The Company shall have the right, and the participant may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise of an option a number of Shares having an aggregate fair market value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

Transferability of Options.

        Options may not be transferred, assigned, pledged or hypothecated, other than by will and the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act. The Committee may permit in an option agreement that a participant may transfer non-qualified options to certain family members or trusts for estate planning purposes.

Extraordinary Event

        The Plan provides that in the event of the occurrence of an "Extraordinary Event," each option granted under the Plan shall become fully and immediately exercisable. An "Extraordinary Event" is defined as the commencement of a tender offer (other than by the Company) for any Shares; or the liquidation of the Company; or a sale or transfer, in one or a series of related transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company; or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer and in which case the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction do not or will not continue to hold more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

Amendments And Termination.

        The Board may amend, alter, suspend or terminate the Plan at any time, provided that no amendment, alteration, suspension or termination may affect adversely any of the rights of a participant under any option granted under the Plan without the participant's consent, and further provided that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to (a) increase the number of Shares issuable pursuant to incentive stock options under the Plan; or (b) change the class of employees eligible to receive incentive stock options.

SUMMARY OF CERTAIN FEDERAL TAX CONSEQUENCES

        Options granted under the Plan may be either incentive stock options within the meaning of Section 422(b) of the Code (qualified options), or non-qualified options. An employee realizes no income upon the grant of an incentive stock option. An optionee who holds his/her shares for two years after the grant of the option and for one year after he/she receives the shares upon its exercise generally will not incur any federal income tax liability upon receipt of the shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the shares at the time of exercise will be includable in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the shares at a price that is greater than the option exercise price, the optionee will realize taxable long-term capital gain. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a an incentive stock option; however, if the optionee does not comply with the holding periods, he/she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the same price. In such a case, the Company would be entitled to a deduction in an amount equal to the ordinary income realized by the optionee.

        Participants will also not realize income upon the grant of a non-qualified stock option. Generally, however, the holder of a non-qualified stock option will realize taxable ordinary income at the time of exercise of his/her option in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the option, and the Company will be entitled to a deduction for the amount included in the optionee's income. Upon the sale of the shares, the optionee will realize capital gain or capital loss. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the shares once they are acquired. To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

INTEREST OF EXECUTIVE OFFICERS IN PROPOSAL TWO

        Executive officers of the Company will be eligible to participate in the Plan and, therefore, have an interest in the approval of the Plan because they could receive financial benefit under the Plan.

NEW PLAN BENEFITS

        No options or awards have been granted under the Plan. The future benefits or amounts that would be received under the Plan by executive officers, directors and non-executive officer employees are discretionary and are therefore not determinable at this time.

VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

        The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the Plan. The Board of Directors Recommends a vote FOR this Proposal.

Proposal Three:
STOCKHOLDER PROPOSAL RELATING TO SEPARATION OF POSITIONS OF
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

        Mr. John F. Maas, 2221 Kaitlyn Court, Princeton Junction, West Windsor, NJ 08550 the owner of 3,725 shares of common stock, has advised the Company that he plans to introduce the following resolution at the Annual Meeting:

    RESOLVED: That the stockholders of First Mariner Bancorp (FMB) urge the Board of Directors to adopt a policy that, effective at the end of the current Chief Executive Officer's employment agreement, the Chairman of the Board and Chief

    Executive Officer (CEO) be two different individuals and that the Chairman be an independent, outside director, elected by the directors. This proposal will not affect the unexpired terms of Directors elected to the Board at or prior to the upcoming annual meeting.

    STOCKHOLDER SUPPORTING STATEMENTS IN SUPPORT OF THIS PROPOSAL,

    In my opinion, the primary purpose of the Board of Directors is to protect shareholders' interest by providing independent oversight of management, including oversight of the CEO. I further believe that a clear delineation between the role of Chairman and CEO will promote greater management accountability to shareholders at FMB.

    The National Association of Corporate Directors' (NACD) Blue Ribbon Commission on Director Professionalism has recommended that an independent director should be charged with "organizing the Board's evaluation of the CEO and providing continuous ongoing feedback; chairing executive sessions of the Board; setting the agenda with the CEO, and leading the Board in anticipating and responding to crises."

    It is my belief that the separation of the positions of Chairman and CEO will enhance independent Board leadership at FMB as recommended by the NACD Blue Ribbon Commission.

    The California Public Employee's Retirement System (CalPERS) published on April 13, 1998 its Corporate Governance Core Principles and Guidelines. CalPERS' believes that the Core Principles represent the foundation of accountability between a corporation's management and its owners. The first "Core Principle" listed by CalPERS relates to the Board Independence and Leadership. CalPERS stated,

      "Independence is the cornerstone of accountability. It is now widely recognized throughout the U.S. that independent boards are essential to a sound governance structure...But the independence of a majority of the board is not enough. The leadership of the board must embrace independence, and it must ultimately change the way in which directors interact with management."

    Vesting board leadership in an independent director will, I believe, allow unbiased consideration of all of the Company's strategic alternatives and make the Board more accountable to shareholders.

          For the above reasons, I urge a vote FOR this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

        The Board of Directors believes that the proposal is not in the best interests of the Company or its shareholders. The Board believes that our Company is best served by having Mr. Hale serve as both Chairman and Chief Executive Officer. In this manner, the Chairman acts as a bridge between the Board and the operating organization and provides critical leadership for strategic initiatives.

        Under Mr. Hale's leadership the Company has continued to reflect solid growth and increasing profits for its shareholders, as evidenced in the Company's performance for the quarters ended March 31, June 30 and September 30, 2001 and the year ended December 31, 2001. During the tenure of Mr. Hale's leadership, the Company has realized remarkable growth and increased profitability. Total assets, loans and deposits have grown at average compound annual growth rates of 50%, 51% and 52%, respectively, and have grown the Company to be the 7th largest publicly traded bank holding company headquartered in Maryland. Profits in 2001 were a record for the Company, totaling $2,304,000, up 260% from $640,000 in 2000, and more than double of any year in the Company's history. While growth in assets and loans has far exceeded industry averages, asset quality has remained solid with net chargeoffs as a percentage of average loans equaling just 0.12% since 1995.

        Mr. Hale has been an integral part of the Company's sales and marketing efforts, actively participating in the Company's marketing strategies and serving as spokesman in the Company's radio and television advertising. Through Mr. Hale's efforts, the Company now enjoys name recognition of 88% in the Baltimore Metropolitan area based upon an independent market study conducted by Marshall Marketing on behalf of WBAL.

        Mr. Hale has also been a critical factor in the Company's success in raising capital to support its continued growth. Mr. Hale's banking experience and credibility in the capital markets has been instrumental in successful capital raising efforts in 1995, 1998 and most recently during the fourth quarter of 2001.

        Independent oversight of management is effectively conducted and maintained through the Board. Twelve of the 15 current directors are independent directors. The Chairman has no greater nor lesser vote on matters considered by the Board than any other director.

        Moreover, in addition to the Board, various independent committees of the Board perform independent management oversight. The Compensation Committee of the Board consists of three independent directors; as detailed in its report appearing elsewhere in this proxy statement, the Compensation Committee reviews and evaluates the performance of all executive officers of the Company—including the Chief Executive Officer—and reports to the Board. The Audit Committee, which is comprised of three independent directors, oversees the Company's financial practices, regulatory compliance, accounting procedures and financial reporting functions. In addition, the Audit Committee, is specially entrusted by law to pass on related party transactions and possible conflicts of interest, if any. Furthermore, as a regulated entity, any related party transactions are closely scrutinized by federal and state government agencies that regularly examine the Company. Thus, an independent chairman does not add any value to this already effective process.

        Finally, all directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

        The Board believes that the interests of the Company and its shareholders are best served at this time by the experienced leadership and decisive direction provided by a full-time Chairman and Chief Executive Officer, subject to oversight by the Company's independent directors. The Board—and the Company—is strengthened by the presence of Mr. Hale, who provides strategic, operational, and technical expertise, broad vision and a proven ability to lead the Company to the successes it has experienced. The Board believes that it needs to retain the ability to balance board structure with the flexibility to determine board leadership. The Board believes therefore this proposal is not in the best interests of the Company or its shareholders

        The Board believes that this proposal is not in the best interest of the Company or its stockholders and unanimously recommends a vote AGAINST approval of the proposal to separate the office of Chairman and Chief Executive Office, and the accompanying proxy will be so voted, unless a contrary specification is made.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        Stegman & Company performed the audit of the Company's financial statements for the year ended December 31, 2001. A representative of Stegman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire, and will answer appropriate questions directed to them relating to their audit of the Company's consolidated financial statements.

Audit Fees

        Stegman & Company billed the Company an aggregate of $58,500 for the audit of the Company's annual financial statements, review of the Annual Report on Form 10-K for the fiscal year December 31, 2001, and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the 2001.

Financial Information Systems Design and Implementation Fees

        For the year ended December 31, 2001, Stegman & Company did not bill the Company for assistance in the operation and supervision of the Company's information system, managing the local network and the implementation and design of hardware and software that aggregates data or generates information that is significant to the Company's financial statements.

All Other Fees

        Stegman & Company billed the Company $34,000 in fiscal year ended December 31, 2001 for preparing the Company's tax returns, conducting a tax planning cost segregation analysis, auditing the Company's 401(k) plan and other related matters. Stegman & Company also billed the Company $14,250 in connection with due diligence procedures, issuances of letters to underwriters, review of registration statements and issuance of consents, all related to the Company's public offering of securities in the fourth quarter of 2001.

Audit Committee Consideration

        After due consideration, the Audit Committee has concluded that the provision by Stegman & Company of the services described above, other than the Audit Fees, is not incompatible with the maintenance by Stegman & Company of its independence.

STOCKHOLDER PROPOSALS

        Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended to be included in the proxy statement and voted on by the stockholders at the Annual Meeting of Stockholders to be held in May 2003 must submit in writing proposals, including all supporting materials, to the Company at its principal executive offices no later than December 6, 2002 (120 days before the date of mailing based on this year's proxy statement date) and meet all other requirements for inclusion in the proxy statement. Additionally, the Company will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not disclosed in the Company's 2002 proxy statement if the Company has not received written notice of such proposal by February 20, 2003 (45 days before the date of mailing based on this year's proxy statement date).

ANNUAL REPORT

        THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2001 IS ENCLOSED HEREWITH. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION, ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON A WRITTEN REQUEST DIRECTED TO EUGENE A. FRIEDMAN, SECRETARY, FIRST MARINER BANCORP, 1801 SOUTH CLINTON STREET, BALTIMORE, MARYLAND 21224.

OTHER MATTERS

        The Board of Directors knows of no other business to be presented for action at the Meeting, but if any other business should properly come before the Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder in their discretion.

                      By Order of the Board of Directors,

                      Eugene A. Friedman
                      SECRETARY

ATTACHMENT A

FIRST MARINER BANCORP
2002 STOCK OPTION PLAN

        1.    Purpose.    The purpose of this 2002 STOCK OPTION PLAN ("Plan") is to further the interests of First Mariner Bancorp, a Maryland corporation, and its subsidiaries (collectively referred to as the "Company") by providing incentives for directors, executive officers, key employees and consultants of the Company who may be designated for participation in the Plan, and to provide additional means of attracting and retaining competent personnel. For purposes of the Plan, a consultant shall include any person who is engaged by the Company to render consulting or advisory services to the Company.

        2.    Shares Subject to Plan.    Subject to adjustment as provided in Section 20, the number of shares of common stock, par value $.05 per share, in the Company (the "Shares") which shall be available for the grant of options under the Plan shall be 250,000 Shares. The Shares may be authorized but unissued Shares or Shares that have been or may be reacquired by or on behalf of the Company or the Plan in the open market, in private transactions or otherwise. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding awards granted under the Plan. Shares subject to an option that expires unexercised, that is forfeited, terminated, cancelled or surrendered, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan (unless the Plan has terminated).

        3.    Administration.

                (a) The Plan shall be administered by the Compensation Committee (the "Committee) of the Board of Directors (the "Board"). A majority of the Committee shall constitute a quorum and the majority vote of the Committee, or acts reduced to or approval in writing by a majority of the members of the Committee, shall be valid acts of the Committee. No member of the Committee shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan, and in such case, shall instead abstain from voting.

                (b) Subject to the provisions of the Plan, the Committee shall have the authority in its discretion to: (i) from time to time select directors, officers, employees and consultants of the Company who will participate in the Plan (the "Participants"), (ii) determine the type of options to be granted to Participants, (iii) determine the Shares subject to option grants, (iv) determine the Fair Market Value (as hereinafter defined), (v) construe and interpret the terms of the Plan, (vi) establish, amend and rescind any rules and regulations relating to the Plan, (vii) determine the terms and provisions of any Option Agreements (as hereinafter defined) entered into hereunder, including any conditions, vesting schedule, restrictions and performance criteria relating to any options, and (viii) make all other determinations necessary or advisable for the administration of the Plan.

                (c) The Committee shall have the power and authority to interpret the Plan and options granted under the Plan, in its sole discretion. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry it into effect. All determinations of the Committee in connection with the administration of the Plan, as described herein, shall be final and conclusive.

        4.    Eligibility.

                (a) All directors, officers, employees and consultants of the Company who have demonstrated significant management potential, or who have contributed or have the capacity for contributing in a substantial measure to the successful performance of the Company, or who have excelled in their performance on behalf of the Company, all as determined by and in the sole and absolute discretion of the Committee, are eligible to be Participants in the Plan. The Committee may grant to such directors, executive officers, employees and consultants options to purchase Shares in such amounts as the Committee shall from time to time determine.

                (b) The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without Cause (as hereinafter defined).

        5.    Grant of Options.

                (a) General. An option granted under the Plan may be a non-qualified stock option ("Non-Qualified Stock Option") or an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and if not otherwise specified, shall be deemed to be an Incentive Stock Option.

                (b) Incentive Stock Options.

                        (i) Incentive Stock Options may only be granted to employees of the Company. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                        (ii) The price at which Shares may be purchased upon exercise of an Incentive Stock Option shall be equal to the Fair Market Value on the date the option is granted; provided, however, if at the time the option is granted the Participant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), then the option price shall be not less than 110% of the Fair Market Value of the Shares on the date the option is granted and the term of the option shall expire on the fifth anniversary of the date the option was granted.

                        (iii) Notwithstanding any designation of an option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value (determined at the time the option is granted) of Shares with respect to which options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under the Plan and all other plans of the Company) exceeds $100,000, such options in excess of $100,000 shall be treated as a Non-Qualified Stock Options. For purposes of this subsection, Incentive Stock Options shall be taken into account in the order in which they were granted.

                        (iv) For an option to qualify as an Incentive Stock Option the Participant (other than the Participant's estate where the Participant is deceased) may not dispose of the Shares until the later of (a) two years from and after the date the option is granted, and (b) one year after the date the Shares are issued to the Participant. In the event of a disposition of Shares received upon exercise of an Incentive Stock Option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the Participant shall notify the Corporate Secretary of the Company in writing as to the date of such disposition, the sale price (if any), and the number of Shares involved.

                (c) Non-Qualified Stock Options. Non-Qualified Stock Options are not subject to the requirements of Incentive Stock Options set forth in paragraph (b) above. Non-Qualified Stock Options may be issued to directors, officers and consultants as well as to employees, and the exercise price for Non-Qualified Stock Options shall be the price set by the Committee pursuant to Section 6 hereof.

                (d) Option Agreements. The granting of an option shall take place only when an appropriate written Option Agreement substantially in the form of Exhibit A or Exhibit B attached to the Plan is executed by the Company and the Participant and delivered to the Participant. All options under the Plan shall be evidenced by such written Option Agreement between the Company and the Participant.

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Such Option Agreement shall contain such further terms and conditions, not inconsistent with the Plan, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

        6.    Option Price; Fair Market Value.

                (a) The Committee shall establish the option price at the time each option is granted. In the case of a Non-Qualified Stock Option, the price shall be as determined by and in the discretion of the Committee, which price may be less than 100% of the Fair Market Value (as hereinafter defined) of the Shares on the date of grant. With respect to Incentive Stock Options, the exercise price shall be determined in accordance with Section 5(b)(ii) hereof.

                (b) The "Fair Market Value" per Share as of any particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if not so reported, the average of the high bid and low asked prices as reported by the NASD Over-the-Counter Bulletin Board Service, or if not so reported, as determined by the Committee in good faith.

        7.    Exercise Period.    Options shall be exercisable for such period as specified by the Committee in the Option Agreement, but in no event may options be exercisable more than ten years after their date of grant. In the case of an Incentive Stock Option granted to a 10% Shareholder, the term of the option shall be five (5) years from the date of grant or such shorter term as may be provided in the option Agreement.

        8.    Exercise of Options.    Any option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in the Option Agreement. An option may not be exercised for a fraction of a Share. An option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the option, and (ii) full payment for the Shares with respect to which the option is exercised. If an option is exercised by the successor of a Participant following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased Participant's option.

        9.    Issuance of Shares.    No Shares will be issued until full payment for such Shares has been made. A Participant shall have no rights as a shareholder with respect to any optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

        10.    Limitation Upon Transfer of Options.    Options shall be exercisable only by the Participant during his or her lifetime and only in the manner set forth in the Plan. No option shall be transferred, assigned, pledged or hypothecated, other than by will and the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended (ERISA), and the rules and regulations thereunder, and no right of interest of any Participant shall be subject to execution, attachment or similar process. Notwithstanding the foregoing, an Option Agreement, by including therein an express provision to that effect, may permit a Participant to transfer such options, other than Incentive Stock Options, to his or her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant or to an individual or trust to whom he could have initially transferred the option pursuant to this Section. Options transferred pursuant to this Section shall be held by the transferee according to the same terms and conditions as applied to the Participant. Upon any attempt

3

to transfer any option, or to assign, pledge, hypothecate or otherwise dispose of any option in violation of this provision, or upon the levy of any attachment or similar process upon any option or any rights hereunder, such option shall immediately lapse and become null and void.

        11.    Termination and Forfeiture of Options.

                (a)    Termination Other than Upon Disability or Death or for Cause.    Except as otherwise set forth in this Section, the Committee shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an option shall remain exercisable, if at all, following termination of a Participant's status as a director, officer, employee or consultant ("Continuous Service Status"), which provisions may be waived or modified by the Committee at any time. In the absence of a specified time in the Option Agreement, all unexercised options of the Participant will terminate, be forfeited and will lapse, provided that the Participant, within three months after the termination of a Participant's Continuous Service Status for any reason other than upon death or disability or for "Cause" (as defined below), may exercise the option to purchase that number of Shares that were purchasable by the Participant at the time of termination of his or her Continuous Service Status. To the extent that the Participant is not entitled to exercise an option at the date of his or her termination of Continuous Service Status, or if the Participant does not exercise the option to the extent so entitled within the time specified in the Option Agreement, the option shall terminate and the Shares underlying the unexercised portion of the option shall revert to the Plan. In no event may any option be exercised after the expiration of the option term as set forth in the Option Agreement.

                (b)    Death or Disability of Participant.    If a Participant's Continuous Service Status is terminated by reason of his or her disability or death, such Participant or such Participant's personal representatives, estate or heirs (as the case may be) may exercise, subject to any restrictions imposed by the Committee at the time of the grant, for a period of one year after the Participant's death or disability, any option which was exercisable by the Participant as of the date of his death or disability, unless otherwise provided by the Committee. If, on the date of termination of his or her Continuous Service Status, the Participant is not vested as to his or her entire option, the Shares covered by the unvested portion of the option shall revert to the Plan. If, after termination, the Participant or such Participant's personal representatives, estate or heirs (as the case may be) does not exercise his or her option within the time specified herein, the option shall terminate, and the Shares covered by such option shall revert to the Plan.

                (c)    Termination for Cause.    All unexercised or unexpired options will terminate, be forfeited and will lapse immediately if such Participant's Continuous Service Status is terminated for Cause. The term "Cause" means an action or failure to act by the Participant constituting fraud, misappropriation or intentional damage to the property or business of the Company; the commission of an act of deliberate and material dishonesty; the commission of a crime constituting a felony, or causing the Company to commit such a crime; a willful and repeated failure by the Participant to perform his or her duties; the unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or of any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; the Participant's termination of his or her employment prior to the expiration of the term of any employment agreement between the Participant and the Company; the Participant's competing with the Company; or Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company.

        12.    Leaves of Absences.    The Board shall determine such rules, regulations, and determinations as it deems appropriate with respect to leaves of absences taken by any optionee. Without limiting the generality of the foregoing, the Board shall determine whether any such leave of absence shall constitute a termination of employment for purposes of the Plan.

        13.    Method of Exercise.    Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee and set forth in

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the Option Agreement. An Option may not be exercised for a fraction of a Share. An option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the option, and (ii) full payment for the Shares with respect to which the option is exercised. If an option is exercised by the successor of a Participant following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased Participant's option.

        14.    Manner of Payment.    The exercise price for each option shall be paid in full at the time of such exercise. Such payment may be made (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of the Shares on the date of exercise equals the aggregate exercise price for the Shares purchased and, in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of exercise, (iii) by promissory note, or (iv) by any other payment arrangement agreed to by the Committee in writing, or any combination of the foregoing agreed to by the Committee. The Company shall have the right, and the Participant may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise hereof a number of Shares having an aggregate fair market value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the Participant.

        15.    Extraordinary Events.

                (a) Except as specified in any Option Agreement granted hereunder, in the case of an Extraordinary Event (as defined below), any option carrying a right to exercise that was not exercisable and vested shall become fully exercisable and vested on and at all times after the Event Date (as defined below). An Extraordinary Event shall mean the commencement of a tender offer (other than by the Company) for any Shares; or the liquidation of the Company; or a sale or transfer, in one or a series of related transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company; or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer and in which case the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction do not or will not continue to hold more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

                (b) The "Event Date" means the commencement of a tender offer, if the Extraordinary Event is a tender offer, or in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event. Notwithstanding the foregoing, the immediate vesting of any option shall be conditioned upon the actual occurrence and completion of the Extraordinary Event.

                (c) In the event of the acceleration of the exercise date of any option pursuant to this Section, the exercise price for which shall not have been fixed as of the Event Date, the exercise price per Share subject to such option shall be equal to the average Fair Market Value per Share for the thirty (30) days preceding the announcement or other publication of the Extraordinary Event.

                (d) In case of an Extraordinary Event other than a tender offer, the exercise of any option pursuant to this Section prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of such option upon the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which such option shall have been exercised. In the event that the Participant fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any stock split, reverse stock split, stock dividend, capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable such Participant to receive upon any subsequent exercise of

5

his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

        16.    Buyout Provisions.    The Committee may at any time buy out an option previously granted under the Plan for a payment in cash or Shares at a price or value equal to the difference between the exercise price of the option and the Fair Market Value of the Shares on the date of the buy out.

        17.    Lock Up Period.    Any Option Agreement may include an agreement by the Participant that in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities ("Managing Underwriters"), such Participant will not sell or otherwise transfer any Shares or other securities of the Company received pursuant to the Plan for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or the Managing Underwriters and to execute an agreement evidencing the foregoing as may be requested by the Managing Underwriters at the time of the public offering.

        18.    Share Certificates.    Certificates representing Shares issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

    "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

        The Company shall not be required to transfer or deliver any certificate or certificates for Shares purchased upon any exercise of an option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

        19.    Regulations and Other Approvals.

                (a) The obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                (b) If the Company shall be advised by its counsel that any Shares deliverable upon any exercise of a Right are required to be registered under the Securities Act of 1933, as amended (the "Securities Act"), or that the consent of any other authority is required for the issuance of such Shares, the Company may effect registration or obtain such consent, and delivery of Shares by the Company may be deferred until registration is effected or such consent is obtained.

                (c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares are being purchased for investment purposes only and without any present intention to sell or distribute such Shares.

                (d) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of ay Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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        20.    Adjustments of and Changes in Shares.    The number of Shares covered by each outstanding option, and the number of Shares that have been authorized for issuance under the Plan but as to which no options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an option, as well as the price per Share covered by each such outstanding option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an option.

        21.    Amendments and Termination.    The Board may amend, alter, suspend or terminate the Plan or any portion thereof at any time, provided that, without such Participant's consent, no amendment, alteration, suspension or termination shall affect adversely any of the rights of a Participant under any option theretofore granted under the Plan, and further provided that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to (a) increase the number of Shares issuable pursuant to Incentive Stock Options under the Plan; or (b) change the class of employees eligible to receive Incentive Stock Options.

        22.    Period of Plan.    The Plan shall be effective upon its adoption by the Board of Directors, subject to ratification by the shareholders within 12 months after the date the Plan is adopted. Subject to earlier termination pursuant to Section 21, the Plan shall have a term of ten years from and after its effective date. No option shall be granted on or after the tenth anniversary of the date of adoption of the Plan by the Board.

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EXHIBIT A

INCENTIVE STOCK OPTION AGREEMENT
under the
FIRST MARINER BANCORP
2002 STOCK OPTION PLAN

        THIS AGREEMENT is made this                         ,             , by and between First Mariner Bancorp, a Maryland corporation (the "Company"), and                                  (the "Optionee").

        WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.05 per share ("Shares"), pursuant to the terms and conditions of the Company's 2002 Stock Option Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

        NOW, THEREFORE, it is agreed as follows:

        1.    Grant of Option.    The Company hereby grants to the Optionee an option to purchase from the Company                          Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted under this Agreement, this option shall expire on the 10th anniversary of the date hereof; provided, however, if the Optionee is a 10% Shareholder (as defined in the Plan), this option shall expire on the 5th anniversary of the date hereof.

        2.    Period of Exercise of Option.    The Optionee shall be entitled to exercise the option granted under this Agreement to purchase Option Shares subject to the following vesting requirements:

Exercise Date	No. of Shares	Exercise Price Per Share

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase.

        3.    Qualified Incentive Stock Option.    This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this option shall be treated as a Non-Qualified Stock Option.

        4.    Disposition of Shares.    To qualify for treatment as an incentive or qualified stock option, the Optionee may not dispose of the Option Shares for a period of two years after the date hereof or one year after the receipt of the Option Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the Shares, the Optionee shall notify the Corporate Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

        5.    Accelerated Exercise.    In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to any such option on and at all times after the

"Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

        6.    Exercise Periods Upon Termination of Employment.    In the event of termination of employment of the Optionee for "Cause" (as defined in the Plan), all unexercised options shall immediately lapse and be forfeited. For a period of three months after the termination of employment of the Optionee without "Cause", and for a period of one year after the death or disability of the Optionee (in either case, a "Terminating Event"), the Optionee or his personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the Optionee may exercise this option to the extent that this option was exercisable on the date of the Terminating Event and may purchase the number of Option Shares that the Optionee could have purchased as of the date the Terminating Event. Notwithstanding the foregoing, this option may not be exercised subsequent to the date of its expiration.

        7.    Method of Exercise.    In order to exercise the options granted hereunder, Optionee must give written notice to the Corporate Secretary of the Company at the Company's principal place of business, substantially in the form of Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan, and a written statement that the Option Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Option Shares are registered under the Securities Act of 1933, as amended.

        8.    Manner of Payment.    An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the aggregate exercise price for the Option Shares purchased, and, in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of exercise, (iii) by promissory note, or (iv) other payment arrangement agreed to by the Committee in writing or any combination of the above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

        9.    Limitation upon Transfer.    This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

        10.    Share Certificates.    Certificates representing Shares issued pursuant to the Plan that have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

    "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

        11.    Adjustment.    Appropriate adjustment shall be made to the number of Shares which are subject to the option granted hereunder to give effect to any stock splits, stock dividends, recapitalization, merger, consolidation or other relevant changes in the capitalization of the Company

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occurring after the date hereof. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

        12.    Lock-Up Agreement.    Upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement evidencing the foregoing as may be requested by the underwriters at the time of the public offering.

        13.    No Guarantee of Continued Employment.    The Optionee acknowledges and agrees that the vesting of Option Shares pursuant to the vesting schedule hereof is earned only by continuing as an employee of the Company. The Optionee further acknowledges and agrees that this Option Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued employment for the vesting period, for any period, or at all.

        14.    Compliance with Regulatory Matters.    The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any Option Shares upon exercise of this Option that would cause the Company to violate any law or any rule regulation, order, consent or decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Option Shares complies with the provisions described in the Section.

        15.    Plan; Applicable Law.    This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee and which is incorporated herein by reference. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:	FIRST MARINER BANCORP
	By:	(SEAL)

WITNESS:	OPTIONEE:
(SEAL)

Print Name

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EXHIBIT 1

        Date:

Corporate Secretary
FIRST MARINER BANCORP

To the Secretary:

        I hereby exercise my option to purchase                          shares of common stock, par value $.05 per share ("Shares"), of First Mariner Bancorp (the "Company") in accordance with the terms set forth in the Incentive Stock Option Agreement under the Company's 2002 Stock Option Plan.

        In full payment for such exercise, please find enclosed

  ☐        Check in the amount of $

  ☐        Shares having a Fair Market Value of $

  ☐        Promissory note in the amount of $

  ☐        Other (specify):                                                                                                   .

I authorize the Company to withhold a number of Shares equal to any withholding obligation

☐    I direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

        This will confirm my understanding with respect to the Shares to be issued to me by reason of my option exercise, as follows:

        (a)  I represent that I am obtaining these shares for my own account and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the "Act").

        (b)  The Shares are being issued without registration under the Act and applicable state securities laws (the "State Acts") in reliance by the Company upon exemptions therefrom. Such reliance is based in part on the above representation.

        (c)  Because the Shares have not been registered under the Act or any State Acts, they must be held indefinitely until exemptions from the registration requirements of the Act and the State Acts are available or the Shares are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. The Company is not obligated to comply with the registration requirements of the Act or the State Acts or with the requirements for an exemption thereunder for my benefit.

        (d)  I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

Very truly yours,

Print Name
Address

Telephone #
SSN #

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EXHIBIT B

AGREEMENT FOR NON-QUALIFIED STOCK OPTION
under the
FIRST MARINER BANCORP
2002 STOCK OPTION PLAN

        THIS AGREEMENT is made this                         ,             , by and between First Mariner Bancorp, a Maryland corporation (the "Company"), and                          (the "Optionee").

        WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.05 per share ("Shares"), pursuant to the terms and conditions of the Company's 2002 Stock Option Plan (the "Plan"), to provide an incentive for the Optionee and to promote the interests of the Company.

        NOW, THEREFORE, it is agreed as follows:

        1.    Grant of Option.    The Company hereby grants to the Optionee an option to purchase from the Company                          Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

        2.    Period of Exercise of Option.    The Optionee shall be entitled to exercise the option granted under this Agreement to purchase Option Shares subject to the following vesting requirements:

Exercise Date	No. of Shares	Exercise Price Per Share

in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase.

        3.    Accelerated Exercise.    In the event of an Extraordinary Event (as defined in the Plan) involving the Company, then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all Option Shares granted hereunder shall immediately vest and become fully exercisable for the full number of Shares subject to any such option on and at all times after the "Event Date" (as defined in the Plan) of the Extraordinary Event, in accordance with the terms and conditions described in the Plan.

        4.    Exercise Periods.    In the event of termination of the Optionee's employment, directorship or other service relationship with the Company for "Cause," (as defined in the Plan), all unexercised options shall immediately terminate, will lapse and be forfeited. In the event of the death or disability of the Optionee, or in the event of the termination of the Optionee's employment or other relationship with the Company other than for "Cause," the Plan permits certain extended exercise periods. Notwithstanding the foregoing, this option may not be exercised subsequent to the date of its expiration.

        5.    Method of Exercise.    In order to exercise the Option Shares granted hereunder, the Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of Exhibit 1 hereto, accompanied by full payment of the exercise price for the

Option Shares being purchased, in accordance with the terms and provisions of the Plan, and a written statement that the Option Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Option Shares are registered under the Securities Act of 1933, as amended.

        6.    Manner of Payment.    An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the aggregate exercise price for the Option Shares purchased, and, in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of exercise, (iii) by promissory note, or (iv) other payment arrangement agreed to by the Committee in writing or any combination of the above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

        7.    Share Certificates.    Certificates representing Shares issued pursuant to the Plan that have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

    "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

        8.    Limitation upon Transfer.    This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer any Option Share, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

        9.    Lock-Up Agreement.    Upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement evidencing the foregoing as may be requested by the underwriters at the time of the public offering.

        10.    No Guarantee of Continued Service.    The Optionee acknowledges and agrees that the vesting of Option Shares pursuant to the vesting schedule hereof is earned only by continuing as an employee, director or consultant of the Company. The Optionee further acknowledges and agrees that this Option Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued employment or other relationship with the Company for the vesting period, for any period, or at all.

        11.    Adjustment.    Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under the Plan to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of

2

the Company occurring after the date hereof. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

        12.    Plan; Applicable Law.    This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:	FIRST MARINER BANCORP
	By:	(SEAL)

WITNESS:	OPTIONEE:
(SEAL)

Print Name

3

EXHIBIT 1

        Date:

Corporate Secretary
FIRST MARINER BANCORP

To the Secretary:

        I hereby exercise my option to purchase                          shares of common stock, par value $.05 per share ("Shares"), of First Mariner Bancorp (the "Company") in accordance with the terms set forth in the Agreement for Non-Qualified Stock Option under the Company's 2002 Stock Option Plan.

        In full payment for such exercise, please find enclosed

  ☐        Check in the amount of $

  ☐        Shares having a Fair Market Value of $

  ☐        Promissory note in the amount of $

  ☐        Other (specify):                                                                                                   .

I authorize the Company to withhold a number of Shares equal to any withholding obligation

☐    I direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

        This will confirm my understanding with respect to the Shares to be issued to me by reason of my option exercise, as follows:

        (a)  I represent that I am obtaining these shares for my own account and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the "Act").

        (b)  The Shares are being issued without registration under the Act and applicable state securities laws (the "State Acts") in reliance by the Company upon exemptions therefrom. Such reliance is based in part on the above representation.

        (c)  Because the Shares have not been registered under the Act or any State Acts, they must be held indefinitely until exemptions from the registration requirements of the Act and the State Acts are available or the Shares are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. The Company is not obligated to comply with the registration requirements of the Act or the State Acts or with the requirements for an exemption thereunder for my benefit.

        (d)  I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

Very truly yours,

Print Name
Address

Telephone #
SSN #

2

APPENDIX A

        SOLICITED BY THE BOARD OF DIRECTORS

FIRST MARINER BANCORP

ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2002

        The undersigned stockholder of First Mariner Bancorp (the 'Company') hereby appoints Dennis Finnegan and Eugene A. Friedman and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 7, 2002, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees, if any of the named nominees for Director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR proposal 1 and proposal 2 and AGAINST proposal 3. The undersigned acknowledges receipt of the Company's 2001 Annual Report and the Notice of the Annual Meeting of the Company.

(IMPORTANT — TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

Please Detach and Mail in the Envelope Provided

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
FIRST MARINER BANCORP

May 7, 2002

☒	Please mark your votes as in this example.
		FOR ALL NOMINEES LISTED AT RIGHT	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED AT RIGHT	NOMINEES:			FOR	AGAINST	ABSTAIN
1.	Election of Directors	☐	☐	Term Expiring 2005 Edwin F. Hale, Sr. Barry B. Bondroff	2.	Approval of the Company's 2002 Stock Option Plan.	☐	☐	☐
FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):				Bruce H. Hoffman James P. O'Conor Patricia Schmoke, MD	The Board of Directors Recommends a Vote FOR Proposal 2.

The Board of Directors Recommends a Vote FOR Proposal 1.					3.	Proposal by a stockholder regarding the separation of the positions of Chairman of the Board and Chief Executive Officer.	☐	☐	☐
					The Board of Directors Recommends a Vote AGAINST Proposal 3.
					4.	In their discretion the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments thereof.
					PLEASE MARK, SIGN, DATE AND RETURN CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐	MARK HERE FOR COMMENTS	☐
Signature	Date	, 2002	Signature	Date	, 2002

Note:
Please sign exactly as your name appears on stock certificate. If acting as attorney, executor, trustee, guardian, or in other representative capacity, please sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointlty, both parties must sign and date.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held Tuesday, May 7, 2002, AT 7:45 A.M. at FIRST MARINER BANCORP 1801 S. Clinton Street Baltimore, Maryland 21224
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS To Be Held on Tuesday, May 7, 2002 AT 7:45 A.M.
SOLICITATION AND REVOCATION OF PROXIES
OUTSTANDING SHARES AND VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Proposal One: ELECTION OF DIRECTORS
Nominees for Election as Directors
Continuing Directors
BOARD MEETINGS AND COMMITTEES
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Aggregated Option Exercises In Last Fiscal Year and Fiscal Year End Option Values
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Proposal Two PROPOSAL TO ADOPT 2002 STOCK OPTION PLAN
Proposal Three: STOCKHOLDER PROPOSAL RELATING TO SEPARATION OF POSITIONS OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
ATTACHMENT A FIRST MARINER BANCORP 2002 STOCK OPTION PLAN
INCENTIVE STOCK OPTION AGREEMENT under the FIRST MARINER BANCORP 2002 STOCK OPTION PLAN
AGREEMENT FOR NON-QUALIFIED STOCK OPTION under the FIRST MARINER BANCORP 2002 STOCK OPTION PLAN
  APPENDIX A